                                                                    EXHIBIT 10.8

                            ELDORADO HOTEL CASINO
                            ---------------------
                          DEFERRED COMPENSATION PLAN
                          --------------------------

      This Plan is hereby adopted as of the date last below written by the ELDORADO HOTEL ASSOCIATES LIMITED PARTNERSHIP, a Nevada limited partnership, with its principal offices in Reno, Nevada (the "Employer") for the benefit of certain of its employees.

      WITNESSETH:

      WHEREAS, the Employer operates a hotel and casino in Reno, Nevada; and

      WHEREAS, the Employer desires to provide certain benefits for a select group of its management or highly compensated employees from this date forward until such employees' retirement or prior termination of employment; and

      WHEREAS, the employees have rendered meritorious and faithful service to the Employer and it is anticipated that the employees will perform further services for the Employer.

      NOW, THEREFORE, the Employer hereby adopts a Deferred Compensation Plan for the benefit of certain of its employees on the terms and conditions set forth herein:

                              Definition of Terms
                              -------------------

      Certain words and phrases are defined when first used in later paragraphs of this Deferred Compensation Plan. In addition, the following words and phrases when used herein, unless the context clearly requires otherwise, shall have the following respective meanings:





Eldorado Hotel Casino
  Deferred Compensation Plan                                              Page 1

     (a)  CEO.  "CEO" means Donald L. Carano, President of Recreational
          ---
     Enterprises, Inc., the 55% majority general partner of the Employer.

     (b) Employee. "Employee" means an employee who is highly compensated or is
         --------
     a management employee of the Employer and who is designated by the CEO for participation in the benefits of the Plan. "Employees" shall mean all employees covered by the Plan.

     (c)  Employer.  "Employer" means Eldorado Hotel Associates Limited
          --------
     Partnership, a Nevada limited partnership.

     (d) Fiscal Year or Year. "Fiscal Year" or "Year" (unless otherwise
         -------------------
     specified) means the Employer's fiscal year as now constituted or as it may be changed hereafter from time to time.

     (e)  Plan.  "Plan" means this Deferred Compensation Plan as it may be
          ----
     amended from time to time.

     (f)  Retirement.  "Retirement" means retirement at or after attaining age
          ----------
     60.

                           Designation of Employees
                           ------------------------

     Prior to the end of each Fiscal Year, the CEO shall specify the name of each Employee, if any, who shall be entitled to participate in the Plan for each such Year.

                                    Duties
                                    ------

     The Employees shall continue to be employed by the Employer in such positions, for such terms, and at such rate of compensation as may be determined from time to time by the Employer. The Employees shall at all times during their


Eldorado Hotel Casino
  Deferred Compensation Plan                                           Page 2
respective terms of employment, devote their full time, energy, skill and best efforts to the affairs of the Employer. Neither the Employer nor any Employee shall be limited in any way in terminating the employment relationship between Employee and the Employer as a result of the adoption of this Plan, provided that neither the termination of such employment relationship or of this Plan shall terminate the Employer's obligations to the Employees hereunder with respect to the payment of benefits provided for herein.

                              Plan Contributions
                              ------------------

        The Employer shall make a contribution to the Plan each Fiscal Year. The amount so contributed shall be deposited in a trust established simultaneously herewith (the "Trust") for the benefit of the Employees. The Trustee of the Trust shall establish and maintain separate accounts for each Employee participating in the Plan.

        The annual contribution made by the Employer to the Trust on behalf of each Employee participating hereunder for any given Fiscal Year shall be determined by the CEO in his sole discretion. After the CEO has determined the contribution to be made for any given Fiscal Year, he shall deliver a schedule to the Trustee of Trust which sets forth the name of each Employee participating hereunder for such Fiscal Year and the corresponding contribution to be allocated to the account maintained for such Employee under the Trust ("Deferred Compensation Account") for such Fiscal Year. Such schedule shall also include any additional information requested by the Trustee of the Trust or required by the Trust Agreement.

                                    Vesting
                                    -------

        Each Employee covered by the plan shall vest 20 percent per Year in the amount contributed to his Deferred Compensation

Eldorado Hotel Casino
 Deferred Compensation Plan                                             Page 3

Account each Year so that he becomes 100 percent vested in the amount credited to his Deferred Compensation Account in any given year after the expiration of five years from the date such amount was so contributed. For example, an Employee will be 100 percent vested in 1990 contributions in 1994 and will be 100 percent vested in 1991 contributions in 1995. Employees shall vest in earnings on any given Year's contribution allocation in a like manner.

        The foregoing notwithstanding, an Employee shall become 100 percent vested in all amounts credited to his Deferred Compensation Account upon Retirement, death, permanent disability, or termination of employment with the Employer for any reason other than fraud. In addition, an Employee shall become 100 percent vested in all amounts credited to his Deferred Compensation Account upon a sale of all or substantially all of the assets of the Employer or if the Carano family ceases to have majority ownership or control of the Employer.

                                  Disability
                                  ----------

        In the event an Employee is certified as being "permanently disabled," the employment relationship between the Employer and such Employee shall thereupon be deemed to have terminated due to disability for purposes of this Plan, and the Employer shall have no further obligation hereunder other than the payment of benefits in the manner provided herein.

        For purposes of this Plan, the term "permanently disabled" or "permanent disability" shall mean an Employee's inability to adequately perform his assigned duties on behalf of the Employer by reason of accident, physical or mental illness, infirmity or other similar causes for a continuous period of six months. Such disability shall be certified by a duly licensed physician. In the event that the Employer and the Employee disagree, each shall select a duly licensed physician to examine the Employee, and the

Eldorado Hotel Casino
 Deferred Compensation Plan                                          Page 4
two so selected physicians shall appoint a third duly licensed physician to examine the Employee, in which case the findings of the majority shall control. The costs involved in such examinations shall be borne equally by the Employer and the Employee. It is understood that an Employee's occasional sickness or other incapacity of short duration may not result in the Employee's becoming "permanently disabled"; however, any such illness or incapacity may constitute "permanent disability" if such illness or incapacity is prolonged, considering the time requirement set forth above.

                           Distribution of Benefits
                           ------------------------

        An Employee shall commence receiving a distribution of his vested Deferred Compensation Account on the first business day of the second month after the Employee's death, permanent disability, Retirement, or, if the Employee terminates employment with the Employer for reasons other than death or disability prior to the Employee's attainment of age 60, attainment of age 60, whichever first occurs (the "Distribution Commencement Date"). The foregoing notwithstanding, the CEO, in his sole discretion, may decide to make a distribution to an Employee who terminates employment with the Employer prior to the attainment of age 60 for reasons other than death or disability, at a date earlier than the Employee's attainment of age 60.

        All nonvested amounts allocated to an Employee's Deferred Compensation Account shall be forfeited as of the Distribution Commencement Date. All such forfeited amounts shall revert to the Employer as of the Distribution Commencement Date.

        An Employee's Deferred Compensation Account shall be distributed in annual installments commencing on the Distribution Commencement Date. The installment period shall equal a number of years equal to the Employee's life expectancy as of the Distribution Commencement Date. In the event a distribution of

Eldorado Hotel Casino
 Deferred Compensation Plan                                            Page 5
benefits is to be made as a result of the death of an Employee, the installment period shall be determined based upon the life expectancy of the Employee as if the Employee was still alive at the Distribution Commencement Date.

     In the event an Employee dies prior to commencing to receive a distribution of benefits under this Plan, the Employee's Deferred Compensation Account shall be distributed to the Employee's beneficiary (as described below) in the manner in which benefits would have been distributed to the Employee had the Employee survived. In the event an Employee dies after commencing to receive benefits hereunder, the Employer shall pay to the Employee's beneficiary the remaining sums due and owing to the Employee in the same manner in which payments would have been made to the Employee had he survived.

     Notwithstanding anything contained herein to the contrary, the CEO, in his sole discretion, may decide to make a distribution to an Employee in installments over a shorter period of time than that otherwise provided for hereunder or in the form of a lump sum distribution.

                                  Beneficiary
                                  -----------

     To designate a beneficially or beneficiaries to receive any amounts due under this Plan, an Employee shall file with the Employer a dated written notice specifying the name, address, and relationship to the Employee of such beneficiary. Any such designation may be changed by the Employee by his filing of a new, later dated written notice with the Employer.

     If no named beneficiary shall survive the Employee, or if the Employee fails to designate a beneficiary, any payments due under the Plan shall be made in the following order of priority to:




Eldorado Hotel Casino
  Deferred Compensation Plan                                           Page 6

     *    The Employee's surviving spouse;

     * The Employee's surviving children, including adopted children, in equal shares; or

     *    The legal representative of the Employee's estate.

     In the event a person receiving benefits under this Plan after the Employee's death dies while receiving such payments, the remaining payments due such person shall be paid to the legal representative of such person's estate.


                                  Withholding
                                  -----------


     All payments made pursuant to the Plan shall be less such amounts as are required to be withheld by law.


                    Offset for Obligations to the Employer
                    --------------------------------------

     If, at such time as an Employee becomes entitled to benefits under the Plan, such Employee has any debt, obligation or other liability representing an amount owing to the Employer, and if such debt, obligation, or other liability is due and owing at the time distribution is due hereunder, the Employer may offset the amount owing against the amount of benefits otherwise distributable hereunder.


                           Determination of Benefits
                           -------------------------

     Except as otherwise specifically provided in this Plan or the Trust, the Employer shall make all determinations as to rights to benefits under the Plan. Subject to and in compliance with the specific procedures contained in the applicable regulations under the Employee Retirement Income Security Act of 1974, as amended: (i) any decision by the Employer denying a claim by the Employee or the Employee's beneficiary for benefits under this Plan shall


Eldorado Hotel Casino
  Deferred Compensation Plan                                          Page 7
be stated in writing and delivered or mailed to the Employee or such beneficiary; (ii) each such notice shall set forth the specific reasons for the denial, written to the best of the Employer's ability in a manner that may be understood without legal or actuarial counsel; and (iii) the Employer shall afford a reasonable opportunity to the Employee or such beneficiary for a full and fair review of the decision denying such claim.

                               Hardship Benefit
                               ----------------

     In the event an Employee suffers a financial hardship (as hereinafter defined) the Employer may, if the CEO deems advisable in his sole and absolute discretion, distribute to or utilize on behalf of the Employee as a hardship benefit (the "Hardship Benefit") any portion of the Employee's Deferred Compensation Account up to, but not in excess of, the vested portion of such Deferred Compensation Account to which the Employee would have been entitled as of the date a Hardship Benefit is distributed or utilized. Any Hardship Benefit shall be distributed or utilized at such times as the CEO shall determine, and the Employee's Deferred compensation Account shall be reduced by the amount so distributed and/or utilized. "Financial hardship" shall mean dire, unseen, financial emergency of the Employee which cannot be reasonably relieved by reimbursement by insurance or otherwise, liquidation of the Employee's assets to the extent that such liquidation would not in itself cause a financial hardship, and which is caused by temporary or permanent disability or incapacity, medical or educational expenses, the purchase or maintenance of a residence, or a material reduction in family income.

                                Administration
                                --------------

     The CEO shall have the full power and right to delegate authority to interpret, construe and administer the Plan. The interpretation and construction of the Plan by the CEO and any

Eldorado Hotel Casino
  Deferred Compensation Plan                                              Page 8
action taken hereunder shall be binding and conclusive upon all parties in interest. The CEO shall not, in any event, be liable to any person for any action taken or omitted to be taken in connection with the interpretation, construction or administration of the Plan, so long as such action or omission to act be made in good faith.

                            Exclusivity of Benefits
                            -----------------------

     Except as otherwise provided herein, benefits payable under the Plan shall be independent of, and in addition to, any benefits payable under any other agreement or arrangement for compensation or otherwise that may exist from time to time between the Employer and the Employees, or any other compensation or benefits by the Employer to an Employee. The Plan shall not be deemed to constitute a contract of employment between the Employer and any Employee, nor shall any provision hereof restrict the right of the Employer to terminate its employment relationship with any Employee, or restrict the right of an Employee to terminate such Employee's relationship with the Employer.

                           Unsecured Promise To Pay
                           ------------------------

     Employee and any other person who may receive benefits hereunder on behalf of an Employee shall have no claim to the Employee's Deferred Compensation Account until the occurrence of one of the events entitling the Employee to such benefits. Payments to an Employee or an Employee's beneficiary hereunder shall be made from the assets of the Trust. However, the assets of the Trust shall be subject to the claims of the Employer's general creditors in the event of insolvency or bankruptcy of the Employer and, to the extent any person acquires the right to receive payment from the Employer under the terms of the Plan, such right shall be no greater than the right of any unsecured general creditor of the Employer.

Eldorado Hotel Casino
  Deferred Compensation Plan                                              Page 9

                              Non-Transferability
                              -------------------

     It is expressly agreed that neither any Employee, any Employee's spouse, or any other beneficiary of an Employee shall have any right to commute, sell, assign, transfer, encumber or otherwise dispose of the right to receive payments hereunder, which payments and the rights thereto are expressly made nonassignable and nontransferable, and in the event of any attempted assignment or transfer by an Employee, an Employee's spouse or any other beneficiary of an Employee, the Employer shall have no further liability hereunder to such Employee.

                              General Provisions
                              ------------------

     This Plan may be terminated, amended, or modified in any manner by the Employer, provided that no such termination, amendment, or modification shall adversely affect the rights of any Employee covered by the Plan as such rights exist at the time of such termination, amended, or modification.

     The rights and obligations of the Employees under this Plan shall inure to the benefit of and shall be binding upon the heirs and legal representatives of the Employees.

     This Plan shall be interpreted, construed, and governed according to the laws of the state of Nevada.

     If any one or more provisions of this Plan are found to be invalid, illegal, or unenforceable in any respect, the validity, legality, and enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby. In addition, should any one or more of the provisions of this Plan be found to be partially enforceable, then it shall be enforced to that extent.

Eldorado Hotel Casino
  Deferred Compensation Plan                                             Page 10

     Any notice, demand, or communication in connection with this Plan shall be given in writing and shall be either personally delivered or shall, if given by mail, be sent registered or certified mail, return receipt requested, postage prepaid. Any notice transmitted by mail shall be sent to the last known residence of the Employee of which the Employer has written notice or to the Employer's principal office in Reno, Nevada. Notices personally given shall be deemed to have been given when received, and notices sent by mail shall be deemed to have been given on the day after they are received by the United States Postal Service.

     This Plan embodies the entire arrangement regarding the subject matter hereof, and there are no other agreements, covenants, representations, understandings, obligations, oral or written, with respect to the subject matter of this Plan.

     The section headings contained in this Plan are for convenience only and shall in no manner by construed to limit or defined the terms of this Plan.

     IN WITNESS WHEREOF, the Employer has executed this Plan as of the 1st day of December, 1990.

EMPLOYER:                                  ELDORADO HOTEL ASSOCIATES
                                             LIMITED PARTNERSHIP, a Nevada
                                             Limited Partnership

                                           By: /s/ Donald L. Carano
                                              ----------------------------------
                                              Donald L. Carano, CEO



Eldorado Hotel Casino
  Deferred Compensation Plan                                             Page 11